EATON VANCE FLOATING-RATE ADVANTAGE FUND

EATON VANCE FLOATING-RATE FUND

EATON VANCE FLOATING-RATE & HIGH INCOME FUND

Supplement to Prospectus dated March 1, 2018 as revised October 1, 2018

EATON VANCE FLOATING-RATE NEXTSHARES

Supplement to Prospectus dated November 29, 2017, as revised June 27, 2018

Effective March 1, 2019, Andrew N. Sveen will join the portfolio management teams of Eaton Vance Floating-Rate Portfolio, Senior Debt Portfolio and Eaton Vance Floating Rate & High Income Fund. Mr. Sveen is a Vice President of Eaton Vance and Boston Management and Research, has been employed by Eaton Vance for more than five years and also manages other Eaton Vance floating-rate loan funds and/or portfolios.

February 25, 2019	31406 2.25.19